UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTIONS 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 4, 2021

Biogen Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

225 Binney Street, Cambridge, Massachusetts 02142
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (617) 679-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $0.0005 par value	BIIB	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Exchange Offer

On February 4, 2021, Biogen Inc. (the “Company”) issued a press release announcing its commencement of a private offer to exchange (the “Exchange Offer”) any and all of its outstanding 5.200% Senior Notes due 2045 (the “Old Notes”), totaling $1.75 billion in aggregate principal amount, for a new series of senior notes (the “New Notes”) and cash, if any, on the terms and conditions set forth in the Offering Memorandum dated February 4, 2021 (the “Offering Memorandum”) and the accompanying eligibility letter, Canadian beneficial holder form and notice of guaranteed delivery (collectively, the “Exchange Offer Documents”). The Exchange Offer Documents can be accessed by registered holders who complete and return the eligibility letter at the following link: https://gbsc-usa.com/eligibility/biogen.

The Exchange Offer will expire at 5:00 p.m., New York City time, on February 10, 2021, unless extended or earlier terminated by the Company.

The total consideration (the “Total Exchange Consideration”) offered in exchange for Old Notes pursuant to the Exchange Offer, which will be determined in accordance with standard market practice as described in the Offering Memorandum, equates to a yield to the par call date of the Old Notes equal to a fixed spread over a reference yield, which will be based on the bid-side yield of a reference U.S. Treasury security at 11:00 a.m., New York City time, on February 10, 2021, unless extended (such date and time, as it may be extended, the “Pricing Time”).

The Total Exchange Consideration will consist of New Notes and a cash payment. The issue price of the New Notes, which will be determined in accordance with standard market practice as described in the Offering Memorandum, equates to a yield to maturity equal to a fixed spread over a benchmark yield, which will be based on the bid-side yield of a reference U.S. Treasury security at the Pricing Time.

Biogen also intends to pay in cash accrued and unpaid interest on the Old Notes accepted for exchange from the last interest payment date to, but excluding, the settlement date for the Exchange Offer, and amounts due in lieu of fractional amounts of New Notes.

Only holders of Old Notes that certify that they are “qualified institutional buyers”, as that term is defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “Securities Act”), or that are non-U.S. persons, as that term is defined in Rule 902 under the Securities Act (other than “retail investors” in the European Economic Area or the United Kingdom, and investors in any province or territory of Canada that are individuals or that are institutions or other entities that do not qualify as both “accredited investors” and “permitted clients”), as more fully described in the Eligibility Letter, are eligible to participate in the Exchange Offer.

The Exchange Offer is subject to certain conditions, including (i) an accounting treatment condition, (ii) a tax treatment condition, (iii) the timely satisfaction or waiver of all of the conditions precedent to the completion of the Cash Offer (as defined below), (iv) an aggregate maximum cash tender payment condition, (v) a maximum yield condition, (vi) a minimum yield condition, (vii) a minimum issue condition and (viii) certain customary conditions, as described in the Offering Memorandum.

A copy of the Company’s press release announcing the Exchange Offer is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 are for informational purposes only and do not constitute an offer to sell the New Notes.

Cash Tender Offer

Additionally, on February 4, 2021, the Company issued a press release announcing its commencement of an offer to purchase for cash (the “Cash Offer”) any and all of its Old Notes, on the terms and conditions set forth in the Offer to Purchase dated February 4, 2021 (the “Offer to Purchase”) and the accompanying certification of eligibility to participate in the Cash Offer, the instructions for such certification and the notice of guaranteed delivery (collectively, the “Cash Offer Documents”). The Cash Offer Documents can be accessed at the following link: https://www.gbsc-usa.com/biogen/.

The Cash Offer will expire at 5:00 p.m., New York City time, on February 10, 2021, unless extended or earlier terminated by the Company.

The total consideration (the “Tender Consideration”) payable with respect to the Cash Offer will be calculated in the same manner as the Total Exchange Consideration in the Exchange Offer, but will be payable in cash.

Biogen also intends to pay in cash accrued and unpaid interest on the Old Notes accepted for purchase from the last interest payment date to, but excluding, the settlement date for the Cash Offer.

Only holders of Old Notes that certify that they are not eligible to participate in the Exchange Offer are eligible to participate in the Cash Offer.

The Cash Offer is subject to certain conditions, including (i) an aggregate maximum cash tender payment condition, (ii) the timely satisfaction or waiver of all of the conditions precedent to the completion of the Exchange Offer and (iii) certain customary conditions, as described in the Offer to Purchase.

A copy of the Company’s press release announcing the Cash Offer is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference. The information contained in Item 8.01 of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.2 are for informational purposes only and do not constitute an offer to purchase the Old Notes.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Biogen Inc., dated February 4, 2021

99.2	Press Release of Biogen Inc., dated February 4, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN INC.

By:	/s/ Michael Dambach
Michael Dambach
Vice President, Treasurer

Date: February 4, 2021